SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NGP Capital Resources Company

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NGP CAPITAL RESOURCES COMPANY

1221 McKinney Street, Suite 2975

Houston, Texas 77010

(713) 752-0062

Notice of Annual Meeting of Stockholders

To be Held May 17, 2006

TIME	10:00 a.m. local time on Wednesday, May 17, 2006

PLACE	The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas, 77010

ITEMS OF BUSINESS	(1) To elect two Class II directors to hold office until the 2009 annual meeting of stockholders.

(2) To consider such other business as may properly come before the annual meeting.

RECORD DATE	The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and any postponements or adjournments of the meeting.

VOTING BY PROXY	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Questions and Answers, beginning on page 2 of this proxy statement and the instructions on the proxy card.

By order of the Board of Directors,

RICHARD A. BERNARDY

Secretary

April 17, 2006

Houston, Texas

This proxy statement and accompanying proxy card are being distributed on or about April 17, 2006

NGP CAPITAL RESOURCES COMPANY

1221 McKinney Street, Suite 2975

Houston, Texas 77010

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of NGP Capital Resources Company (“NGPC” or the “Fund”) to be held on Wednesday, May 17, 2006, beginning at 10:00 a.m., local time, at The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas, 77010, and at any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement is being mailed to stockholders on or about April 17, 2006.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class II directors to serve until the 2009 annual meeting of stockholders. In addition, the Fund’s management will report on the performance of the Fund during 2005 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 17, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting or any postponements or adjournments thereof.

What are the voting rights of holders of NGPC common stock?

You may cast one vote per share of NGPC common stock that you held on the record date on each matter considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 17,400,100 shares of NGPC common stock, representing the same number of votes, were outstanding. Thus, the presence of holders of NGPC common stock representing at least 8,700,051 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to grant your voting proxy directly to the proxies or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR election of the nominated directors.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How are votes counted?

In the election of the directors, you may vote “For” a nominee or your vote may be “Withheld” with respect to a nominee. For the other proposals, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

What vote is required to approve each item?

Election of Directors. The affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon is required for the election of each director, and cumulative voting is not permitted. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, proxies withholding authority to vote and broker non-votes will have the effect of a vote against a nominee.

Other Items. For each other item, the affirmative vote of a majority of votes cast at the meeting will be required for approval. Consequently, any shares not voted (whether by abstentions or broker non-votes) have the same impact as a vote to withhold authority in the election of directors, and does not affect the election of directors.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Fund is aware of two beneficial owners of more than 5% of the outstanding shares of NGPC common stock: Eubel Brady & Suttman Asset Management, Inc. and UBS Global Asset Management Americas Inc.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of NGPC common stock beneficially owned (unless otherwise indicated) as of March 17, 2006, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of NGPC common stock, (2) each director and nominee for director of the Fund, (3) the chief executive officer and certain other executive officers of the Fund and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 16, 2006, 60 days after March 17, 2006, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

	Amount and Nature of Beneficial Ownership					Percent of Class Outstanding
Name	Sole Voting and Investment Power	Shared Voting and Investment Power		Other Beneficial Ownership	Total
Beneficial owners of more than 5%

Eubel Brady & Suttman Asset Management, Inc. (1)	0	1,522,249	(3)	0	1,522,249	8.75%

UBS Global Asset Management Americas Inc. (2)	0	1,202,500	(3)	0	1,202,500	6.9%

Directors and Executive Officers

David R. Albin	48,100	0		0	48,100	*

Kenneth A. Hersh	78,000	0		0	78,000	*

Richard A. Bernardy	9,000	0		0	9,000	*

John H. Homier	7,000	0		0	7,000	*

C. Kent Conine	4,000	0		0	4,000	*

Edward W. Blessing	1,000	0		0	1,000	*

James R. Latimer, III	1,000	0		0	1,000	*

Directors and Executive Officers as a group (7 persons)	148,100	0		0	148,100	*

*	Indicates less than one percent.
(1)	The address of Eubel Brady & Suttman Asset Management, Inc. is 7777 Washington Village Drive, Suite 210, Dayton, Ohio 45459. The address of and number of shares beneficially owned by Eubel Brady & Suttman Asset Management is based on the Schedule 13G filed by Eubel Brady & Suttman Asset Management, Inc. with the SEC on February 14, 2006.
(2)	The address of UBS Global Asset Management Americas Inc. is One North Wacker Drive, Chicago, IL 60606. The address of and number of shares beneficially owned by UBS Global Asset Management Americas Inc. is based on the Schedule 13G filed by UBS Global Asset Management Americas Inc. with the SEC on February 14, 2006.
(3)	Amount of NGPC common stock beneficially owned as of December 31, 2005.

Dollar Range of Equity Securities Beneficially Owned by Directors

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)
David R. Albin	Over $100,000	Over $100,000

Edward W. Blessing	$10,001–$50,000	$10,001–$50,000

C. Kent Conine	$50,001–$100,000	$50,001–$100,000

Kenneth A. Hersh	Over $100,000	Over $100,000

James R. Latimer, III	$10,001–$50,000	$10,001–$50,000

(1)	Based on closing price of NGPC common stock on March 17, 2006.
(2)	Includes only shares of the Fund. There are no other funds in the family of investment companies.

For the period ended December 31, 2005, none of the Independent Directors or their immediate family members owned any shares of the manager or in any person directly or indirectly controlling, controlled by, or under common control with the manager.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percentage of Class
Edward W. Blessing	None	None	None	None	None

C. Kent Conine	None	None	None	None	None

James R. Latimer, III	None	None	None	None	None

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Fund’s directors, executive (and certain other) officers, and any persons holding more than ten percent of NGPC common stock are required to report their ownership of NGPC common stock and any changes in that ownership to the Fund and the SEC. Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 2005. Based upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with one exception. James R. Latimer, III, a director of the Fund, failed to file one report required by Section 16(a) on a timely basis during 2005. Such report covered one transaction and was subsequently filed. As of March 17, 2006, we believe that all directors and officers are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

DIVIDEND REINVESTMENT PLAN

We have also established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, a stockholder’s cash dividend will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends.

It is customary practice for many brokers to opt out of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. If you wish to participate in the Fund’s Dividend Reinvestment Plan and hold your shares in a brokerage account, you must contact your broker and provide specific instructions to ensure your participation.

Our dividend reinvestment plan provides for the plan agent to purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share, in which case we can credit the accounts of plan participants with newly issued shares at our discretion.

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “1940 Act”). Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act or the Fund’s articles of incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act). The 1940 Act requires that a majority of the Fund’s directors be individuals who are not interested persons of the Fund.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Valuation Committee	Nominating and Corporate Governance Committee
David R. Albin

Edward W. Blessing	*	*		*

C. Kent Conine	*	*		*

Kenneth A. Hersh			*

James R. Latimer, III	*	*	*	*

There are no family relationships between any of the nominees or between any of the nominees and any executive officer of the Fund.

What committees has the Board established?

The Board has four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and a Valuation Committee.

Audit Committee

The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Fund’s website (www.npcrc.com). The Audit Committee met sixteen times during 2005.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq National Market qualitative listing requirements and is able to read and understand fundamental financial statements, including our statement of net assets, statement of operations, statement of changes in net assets, and cash flow statement. No member of the Audit Committee has participated in the preparation of our financial statements at any time during the past three years. Mr. Latimer, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq National Market qualitative listing requirements.

Compensation Committee

The function of the Compensation Committee is to review and approve the compensation of the Fund’s investment advisor relative to performance or, if the Fund ceases to have a separate investment adviser and directly compensates its executive officers, the compensation of the Fund’s Chief Executive Officer relative to performance. The charter of the Compensation Committee is available on the Fund’s website (www.ngpcrc.com). The Committee did not meet during 2005. All members of the Committee are independent within the meaning of the Nasdaq National Market qualitative listing requirements.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to the Board of Directors. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The charter of the Nominating and Corporate Governance Committee is available on the Fund’s website (www.ngpcrc.com). The Committee met one time during 2005.

All of the members of the Committee are independent within the meaning of SEC regulations and the Nasdaq National Market qualitative listing requirements. No member of the Committee is an “interested person” of the Fund as defined in the 1940 Act.

Valuation Committee

The function of the Valuation Committee is to aid the Board in determining the fair values of debt and equity securities owned by the Fund that are not publicly traded or for which current market valuations are not readily available. The Committee met five times in 2005.

Has the Fund adopted a code of business conduct and ethics?

Yes. The Fund has adopted a code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. The Fund has posted a copy of its code of ethics on its website (www.ngpcrc.com).

How does the Board select nominees for the Board?

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Fund’s Secretary or any member of the Nominating and Corporate Governance Committee in writing in care of NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. To be considered by the Nominating and Corporate Governance Committee, stockholder nominations must be submitted before our fiscal year-end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. The Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Fund’s bylaws relating to stockholder nominations as described in “Additional Information—Advance Notice Procedures,” below. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors considered by the Committee. If the Committee determines, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Chairman of the Committee and our Chairman of the Board will then interview a qualified candidate. A qualified candidate is then invited to meet the remaining members of the Committee and the other directors. The Committee then determines, based on the background information and information obtained in interviews, whether to recommend to the Board that a candidate be nominated to the Board.

The Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Fund;

•	the prospective nominee’s standards of integrity, commitment, and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill, and expertise appropriate for the Board.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the need for Audit Committee expertise. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

The Board undertook its annual review of director independence in February 2006. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Fund. The Board also examined transactions and relationships between directors or their affiliates and members of the Fund’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Fund and its management with the exception of David R. Albin and

Kenneth A. Hersh. Messrs. Albin and Hersh are considered inside directors because of their employment as senior executives and owners of Natural Gas Partners, L.L.C., which is the sole limited partner of NGP Investment Advisor, LP, the manager.

How often did the Board meet during 2005?

During 2005, the Board met eight times. Each director attended at least 75% of all meetings held by the Board or the committees of the Board on which he served. The Fund has adopted a policy about directors’ attendance at the annual meeting of stockholders, which states that the Fund expects its directors to attend the annual meetings of it stockholders.

How are directors compensated?

During 2006, each director who was not an officer of the Fund will receive an annual fee of $65,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee (other than the Committee of Independent Directors) will receive a fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered. The directors who were not officers of the Fund were paid an aggregate of $215,000 as compensation for the year ended December 31, 2005, representing the annual fees for the year served in 2005.

Communications with the Board

The Fund provides a means for stockholders to communicate with the Board. Stockholders may address correspondence relating to the Fund to the Board as a whole or to individual Board members via e-mail at investor_relations@ngpcrc.com. The Fund’s Secretary will then forward the correspondence to the addressee. Correspondence may also be directed via the Fund’s address, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the addressee. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors,” or “Non-Management Directors” will be forwarded or delivered to the Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Compensation

The following table sets forth the estimated compensation to be paid to the directors in 2006, and for each of the three highest paid officers who have estimated aggregate compensation from the Fund in 2006 in excess of $60,000:

Name	Aggregate Compensation from the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors(2)
David R. Albin*	$0	(1)	$0	$0

Edward W. Blessing	$70,000		$0	$70,000

C. Kent Conine	$70,000		$0	$70,000

Kenneth A. Hersh*	$0	(1)	$0	$0

James. R. Latimer, III	$75,000		$0	$75,000

*	Designates an “interested person.”
(1)	Mr. Albin and Mr. Hersh do not receive any direct compensation from the Fund.
(2)	The Fund is the only fund in the fund complex.

Executive Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John H. Homier 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 53	President and Chief Executive Officer	One year; President and CEO since 2004	President and Chief Executive Officer of the Fund since July 2004. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities. From December 1999 to December 2002, he was a managing director of Deutsche Bank.

Richard A. Bernardy 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 43	Chief Operating Officer and Secretary	One year; Officer since 2004	Chief Operating Officer and Secretary of the Fund since December 2005. Chief Financial Officer, Secretary and Treasurer of the Fund from July 2004 to December 2005. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities. From August 2000 to December 2002, he was a director of Deutsche Bank. From 1999 to August 2000, he was a senior vice president for USBuild Corporation.

Stephen K. Gardner 1221 McKinney St., Ste 2975 Houston, Texas 77010 Age: 46	Chief Financial Officer and Treasurer	One year; Officer since 2004	Chief Financial Officer and Treasurer of the Fund since December 2005. Director of Finance of the Fund from October 2004 to December 2005. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc. Prior to 2002 he served as president of a private construction firm.

Executive officers receive no cash compensation from the Fund, except for expenses incurred in connection with Board or stockholder meetings that are reimbursed by the Fund. Instead, the officers, who are also officers of our manager, are compensated by the manager. See “Investment Advisory Agreement” below.

Investment Advisory Agreement

The investments and business of the Fund are managed by the NGP Investment Advisor, LP pursuant to an investment advisory agreement dated November 9, 2004 (the “Investment Advisory Agreement”). Subject to the overall supervision of the Board, the manager acts as investment adviser to the Fund and manages the investment and reinvestment of the Fund’s assets in accordance with our investment objectives and policies. Under the terms of the Investment Advisory Agreement, the manager provides any and all investment advisory services necessary for the operation and conduct of the Fund’s business.

The manager’s services under the Investment Advisory Agreement are not required to be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with the Fund for particular investments, so long as its services to the Fund are not impaired by the provision of such services to others. Under the Investment Advisory Agreement and to the extent permitted by the 1940 Act, the manager will also provide on the Fund’s behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from the Fund.

Pursuant to the Investment Advisory Agreement, the Fund pays the manager a fee for management services consisting of two components—a base management fee and an incentive fee.

Beginning on December 1, 2005 and thereafter, the base management fee is calculated quarterly as 0.45% of our total assets, including assets acquired with borrowed funds. Prior to December 1, 2005, the quarterly base management fee was equal to the lesser of $900,000 or 0.375% of the Fund’s total assets.

For services provided under the Investment Advisory Agreement during the period from November 10, 2004, through and including November 30, 2005, the base management fee was payable monthly in arrears. For services provided under the Investment Advisory Agreement after that time, the base management fee is payable quarterly in arrears. Until June 30, 2005, the total assets upon which the quarterly base management fee was calculated were deemed to be equal to $245,086,758, the net proceeds of our initial public offering. Thereafter, the base management fee is calculated based on the average value of our total assets at the end of the two most recently completed fiscal quarters. Base management fees for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets (defined as our total assets less total liabilities, determined in accordance with generally accepted accounting principles).

For this purpose, net investment income means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee).

We will pay the manager an incentive fee with respect to our net investment income in each fiscal quarter, except that the manager has agreed that payment of the investment income related portion of the incentive fee did not commence until December 1, 2005. The incentive fees due in any fiscal quarter thereafter are calculated as follows: (1) no incentive fee in any fiscal quarter in which our net investment income does not exceed the hurdle rate and (2) 20% of the amount of our net investment income, if any, that exceeds the hurdle rate.

These calculations will be appropriately prorated for any period of less than three months.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals (1) 20% of (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to the manager in prior fiscal years.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the amortized original cost for the security. Realized capital losses on a security are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized original cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which our amortized original cost of such security exceeds the fair value of such security at the end of a fiscal year. All fiscal year-end valuations are determined by us in accordance with generally accepted accounting principles and the 1940 Act.

The manager has agreed that, beginning two years after the closing of our initial public offering and to the extent permissible under federal securities laws and regulations, including Regulation M, it will use 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million in the aggregate) to purchase shares of our common stock in open market purchases through an independent trustee or agent. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

The Investment Advisory Agreement will continue in effect until November 9, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the directors who are not “interested persons” of the Fund, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund’s shares on 60 days’ written notice to the manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Manager

The manager, NGP Investment Advisor, LP, was formed in 2004 and maintains an office at 1221 McKinney Street, Suite 2975, Houston, Texas 77010. The manager’s sole activity is to perform management and investment advisory services for the Fund. The manager is a registered investment adviser under the Investment Advisers Act of 1940.

The officers of the manager are:

John H. Homier	President, Chief Executive Officer and Chief Investment Officer
Richard A. Bernardy	Managing Director and Chief Operating Officer
Stephen K. Gardner	Chief Financial Officer and Treasurer

For a description of the business background of each of Messrs. Homier, Bernardy and Gardner see “Executive Officers of the Fund” above.

The sole general partner of the manager is NGP Administration, LLC and the sole limited partner is Natural Gas Partners, L.L.C.

Payment of the Fund’s Expenses

Pursuant the Investment Advisory Agreement, the compensation and routine overhead expenses of the investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to the Fund, will be paid for by the manager. The Fund will bear all other costs and expenses of our operations and transactions.

Administration Agreement

Pursuant to a separate administration agreement dated November 9, 2004 (the “Administration Agreement”), our administrator, NGP Administration, LLC, furnishes the Fund with office facilities, equipment, and clerical, bookkeeping, and record keeping services at such facilities. Under the Administration Agreement, the administrator also performs, or oversees the performance by third parties of, the Fund’s required administrative services, which include responsibility for the financial records that the Fund is required to maintain and preparation of reports to our stockholders and reports filed with the SEC. In addition, the administrator assists the Fund in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, the administrator may also provide, on our behalf, significant managerial assistance to our portfolio companies. Payments under the Administration Agreement will be equal to the costs and expenses incurred by the administrator in connection with administering the Fund’s business. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement will continue in effect until November 9, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by (i) the Board of Directors of the Fund and (ii) a majority of the directors who are not parties to the Administration Agreement or “interested persons” of any such party, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or by the administrator upon 60 days’ written notice to the other party, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Fund under the Securities Act of 1933, Securities Exchange Act of 1934, or the 1940 Act, except to the extent that the Fund specifically incorporates this Report by reference therein.

The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors; the review and pre-approval of both the audit and non-audit work of the Fund’s independent public accountants; and the review of the Fund’s compliance with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on August 12, 2004. The full text of the Committee’s charter is available on the Fund’s website (www.ngpcrc.com).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are prepared in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The Committee met sixteen times during 2005. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Committee’s meetings include, whenever appropriate, executive sessions with the Fund’s independent auditor without the presence of management.

As part of its oversight of the Fund’s financial statements, the Committee reviews and discusses with both management and the Fund’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2005, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be disclosed pursuant to Statement of Auditing Standards No. 61 (Communication

with Audit and Finance Committees, as amended) and 90 (Audit Committee Communications), including the quality of the Fund’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended).

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Fund’s audited financial statements for the year ended December 31, 2005, in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee

James R. Latimer, III, Chairman Edward W. Blessing C. Kent Conine

ITEM 1—ELECTION OF DIRECTORS

Article IV, Section 4.1 of the articles of incorporation of the Fund provides that the Fund will have five directors (a majority of whom must be directors who are not “interested persons” as defined in the 1940 Act), which number may be increased or decreased by the Board pursuant to the Fund’s bylaws. There are currently five directors, including three independent directors.

The Board is divided into three classes, which we refer to as Class I, Class II and Class III directors. The initial terms of the Class II directors, Mr. David R. Albin and Mr. C. Kent Conine, expire at the Fund’s 2006 annual meeting of stockholders, the initial terms of the Class III directors, Mr. Kenneth A. Hersh and Mr. James R. Latimer, III, expire at the Fund’s 2007 annual meeting of stockholders, and the second term of the Class I director, Mr. Edward W. Blessing, expires at the Fund’s 2008 annual meeting of stockholders. Subsequent to their initial terms, at each meeting, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualifies.

Messrs. Albin and Conine have been nominated by the Board to stand for reelection at the meeting to hold office until the Fund’s 2009 annual meeting. Both nominees have consented to serve if elected. As of the mailing of these proxy materials, the Board knows of no reason why either nominee would be unable to serve as a director. If at the time of the annual meeting the nominee is unable or unwilling to serve as a director of the Fund, the persons named as proxies will vote a substitute nominee designated by the Board or its Nominating and Corporate Governance Committee.

Current Board of Directors*

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Edward W. Blessing 8235 Douglas Ave., Suite 1325 Dallas, Texas 75225 Age 69	Director	Three years; director since 2004	Managing director and founder of Blessing Petroleum Group, LLC, a holding company that develops and finances domestic and international petroleum exploration and development prospects, which he founded in 1989.	None

C. Kent Conine 5300 Town & Country Blvd. Suite 190 Frisco, Texas 75034 Age 50	Director	Two years; director since 2004	President of Conine Residential Group, a firm specializing in multi-family, single-family home building and single-family subdivision development. He is the immediate past President of the National Association of Homebuilders.	None

James R. Latimer, III 2602 McKinney, Suite 400 Dallas, Texas 75204 Age 60	Director	Three years; director since 2004	Since 1993 he has headed Explore Horizons, Incorporated, a privately-held exploration and production company based in Dallas, Texas.	Enron Corp.

Interested Directors**

David R. Albin 100 N. Guadalupe Street Suite 205 Santa Fe, New Mexico 87501 Age 46	Director	Two years; director since 2004	Co-Chief Executive Officer of Natural Gas Partners, LLC.	Energy Transfer Partners, L.P.

Kenneth A. Hersh 125 East John Carpenter Freeway, Suite 600 Irving, Texas 75062 Age 42	Director, Chairman of the Board	Three years; director since 2004	Co-Chief Executive Officer of Natural Gas Partners, LLC.	Energy Transfer Partners, L.P.

*	There are no other funds in the fund complex
**	“Director is an interested director” (as defined in the 1940 Act). Mr. Albin and Mr. Hersh are deemed to be interested directors by reason of their affiliations with the Fund’s manager NGP Investment Advisor, LP.

The Board unanimously recommends that each stockholder vote “FOR” the election of each of Mr. Albin and Mr. Conine as Class II directors.

Relationship with Independent Accountants

The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP (“PWC”) to audit the Fund’s financial statements for, and otherwise act as the Fund’s independent accountants with respect to the fiscal year ending December 31, 2006. PWC is the largest accounting firm in the world and the largest auditor of investment companies. Given PWC’s experience and presence in the accounting profession and in our industry, the Audit Committee (composed entirely of independent directors) determined that it was not necessary to submit the selection of PWC as our auditor to the Company’s stockholders for ratification. If, in the future, the board of directors or the Audit Committee has any significant question as to PWC’s ability to serve as the Company’s auditor, the Audit Committee would either seek to engage another accounting firm or, if the committee nevertheless elects to retain PWC as the Company’s auditor, the board would seek ratification of the selection of PWC by the Company’s stockholders.

As previously reported in the Fund’s Proxy Statement for the Annual Meeting of Stockholders held May 18, 2005, effective April 19, 2005, the Audit Committee dismissed KPMG LLP as its principal accountant and engaged PWC as its new independent auditors for the fiscal year ending December 31, 2005. After careful consideration, the Audit Committee determined that it was in the best interests of the Company and its stockholders to select PWC to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005. The Audit Committee based its decision, in part, upon PWC’s position as the largest accounting firm in the world and its considerable experience with investment companies.

KPMG LLP’s reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2004, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Since the commencement of the Company’s operations on August 6, 2004 and through the date of the appointment of PWC by the Company, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. Since the commencement of Company’s operations on August 6, 2004 through April 19, 2005, there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

KPMG’s letter to the Securities & Exchange Commission stating its agreement with the statements in the preceding three paragraphs is filed as Exhibit 16.1 to the Fund’s Current Report on Form 8-K, dated April 22, 2005.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2005 by PWC, the Company’s principal accountant.

2005
Audit Fees	$267,500
Audit-related Fees	$10,000
Tax Fees	$30,000
All Other Fees	$0

All of the audit-related and tax compliance consultation services were pre-approved by the Audit Committee. The Audit Committee has considered whether the provisions of non-audit services by PWC to the Fund, the manager, and NGP Administration, LLC are compatible with maintaining PWC’s independence in the conduct of its auditing functions. In connection with PWC’s audit of the Fund’s financial statement for 2005, the Board pre-approved fees of $160,000.

There were no non-audit services billed by PWC to the manager or the administrator. In addition, PWC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the manager.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for the Fund, the manager, and any entity controlling, controlled by, or under common control with the manager, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, the Fund’s independent auditor.

The Fund’s portfolio companies may engage the independent auditor to perform audit and other services. The Fund does not participate in the selection or appointment of the independent auditor by its portfolio companies.

Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include certain services that are audit-related such as consultations regarding financial accounting standards and reporting standards and tax services. Certain services may not be provided by the independent auditor to the manager or the administrator without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser, or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund’s financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services, and internal audit outsourcing services.

Audit services performed by PWC during the most recent fiscal year included examination of the financial statements of the Fund and review of filings with the SEC. PWC will prepare the Fund’s tax returns for the year ended December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Fund has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Fund will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director or officer of the Fund, and otherwise to the fullest extent permitted under Maryland law and the Fund’s Certificate of Incorporation and Bylaws.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

ANNUAL REPORT

The financial statements of the Fund are contained in the 2005 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund’s Annual Report to Stockholders is available without charge upon request. Please direct your request to NGP Capital Resources Company, Attention: Investor Relations, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, (713) 752-0062.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2007 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than December 18, 2006. Proposals should be sent to the Fund, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, Attention: Richard A. Bernardy. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

Advance Notice Procedure. Under our bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 nor more than 150 days prior to the anniversary of the date of mailing of the notice of the preceding year’s meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, notice to be delivered timely must be delivered not less than 120 nor more than 150 days prior to the date of the annual meeting or by the tenth day following the date on which public announcement of the date of the meeting is made.

In addition, under our bylaws if you are a stockholder and wish to make a director nomination at a stockholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Richard A. Bernardy, Secretary, NGP Capital Resources Company, 1221 McKinney Street, Suite 2975, Houston, Texas 77010, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Governance of the Fund—How does the Board select nominees for the Board?” for additional information about stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than December 18, 2006.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Corporate Governance. The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s articles of incorporation and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. A copy of the our articles of incorporation and bylaws, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Corporate Secretary, 1221 McKinney Street, Suite 2975, Houston, Texas 77010.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and the manager may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NGP CAPITAL RESOURCES COMPANY

The undersigned hereby appoints John H. Homier and Richard A. Bernardy as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of NGP Capital Resources Company held of record by the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders to be held at The Downtown Club, The Governor’s Rooms I and II, 1st City Tower, 1100 Caroline Street, Houston, Texas, 77010 at 10:00 a.m. on Wednesday, May 17, 2006, or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

é  FOLD AND DETACH HERE  é

Your opinion is important to us. Please cast your vote today.

PROXY BY MAIL

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this.	☒

The Board of Directors recommends a vote FOR ALL nominees in Proposal 1.

1.	To elect the following two persons as Class II directors who will serve as directors of NGP Capital Resources Company, who will each serve for a term of three years or until his successor is duly elected and qualified.

☐	Vote FOR ALL nominees listed below		☐	Vote WITHHELD FOR ALL nominees listed below

☐	Vote FOR ALL EXCEPT the nominee written in below

	01. David R. Albin	02. C. Kent Conine

To withhold authority to vote for either nominee mark “For All Except” and write the nominee number on the line provided:

Signature(s)	Signature(s)	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.